UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported): March 27, 1998


               Ameriwood Industries International Corporation
             (Exact Name of Registrant as Specified in Charter)


          Michigan                   0-13805                38-0983610
(State or Other Jurisdiction       (Commission            (IRS Employer
 of Incorporation)                 File Number)          Identification No.)


168 Louis Campau Promenade, Suite 400, Grand Rapids, MI       49503
       (Address of Principal Executive Offices)             (Zip Code)


     Registrant's telephone number, including area code (616) 336-9400



ITEM 5. OTHER EVENTS.

        Ameriwood Industries International Corporation, a Michigan corporation (the "Registrant"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 27, 1998, by and among Dorel Industries Inc., a Quebec, Canada corporation ("Parent"), Horizon Acquisition, Inc., a Delaware corporation ("Purchaser"), and the Registrant, pursuant to which (i) the Purchaser will make a cash tender offer (the "Offer") to acquire all of the issued and outstanding shares of common stock, par value $1.00 per share, of the Registrant, including the associated common share purchase rights, (ii) certain shareholders of the Registrant entered into Tender and Option Agreements (the "Tender Agreements") and (iii) at the Effective Time (as defined in the Merger Agreement) the Purchaser will be merged (the "Merger) with and into the Registrant and the Registrant shall be the surviving corporation.

        In connection with and prior to the execution of the Merger Agreement and the Tender Agreements, the Registrant and Harris Trust and Savings Bank ("Harris Bank") entered into an Amendment No. 1 to Rights Agreement, dated as of March 27, 1997 (the "Amendment"). The Amendment amends Sections 1(a), 1(h), 3(a) and 15 of the Rights Agreement, dated as of April 4, 1996, by and between the Registrant and Harris Bank (the "Rights Agreement"), to provide, among other things, that the consummation of the Offer or the execution of the Merger Agreement and any amendments thereto and the Tender Agreements or the consummation of the transactions contemplated thereby (including, without limitation, the Offer and the Merger) will not (i) cause Parent, Purchaser or any of their Affiliates or Associates (as defined in the Rights Agreement) to become an Acquiring Person (as defined in the Rights Agreement), (ii) give rise to a Distribution Date (as defined in the Rights Agreement) or (iii) trigger certain other events specified in the Rights Agreement. A copy of the Amendment is filed herewith as Exhibit 4.1, and the preceeding summary description is qualified in its entirety by reference to the Amendment.

        Also, prior to entering into the Merger Agreement, the By-laws of the Registrant were amended, effective as of March 27, 1998, pursuant to
Section 784 of the Michigan Business Corporation Act (the "MBCA"), to provide that Chapter 7B of the MBCA shall not apply to "control share acquisitions" (as defined in the MBCA) of shares of the Registrant. The full text of such amendment is filed herewith as Exhibit 3.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (c)     Exhibits.

        3.1    Text of Amendment to Registrant's By-laws.

        4.1 Amendment No. 1 to Rights Agreement, dated as of March 27, 1998, by and between Ameriwood Industries International Corporation and Harris Trust and Savings Bank (incorporated by reference to Exhibit 2 to the 8-A/A filed on April 3, 1998).


                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Ameriwood Industries
                                     International Corporation

Dated:  April 3, 1998              By: /s/ Charles R. Foley
                                       --------------------------
                                       Charles R. Foley
                                       Chief Executive Officer



                               Exhibit Index

     Exhibit #                   Item
     ---------                   ----
       3.1                    Amendment to by-laws.